EXECUTION COPY

E.A. VINER INTERNATIONAL CO.

FIRST AMENDMENT TO

SENIOR SECURED CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT, dated as of July 24, 2007 (this “Amendment”), by and among E.A. VINER INTERNATIONAL CO., a corporation formed under the laws of the State of Delaware (the “Borrower”), OPPENHEIMER HOLDINGS INC., a corporation formed under the laws of Canada (the “Parent”), VINER FINANCE INC., a corporation formed under the laws of the State of Delaware (together with the Parent, the “Guarantors”), each of the lenders party to the Existing Credit Agreement (as defined below) (the “Lenders”) and MORGAN STANLEY SENIOR FUNDING, INC., a Delaware corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement.

RECITALS

WHEREAS, the parties hereto are party to the Existing Senior Secured Credit Agreement, dated as of July 31, 2006 (the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested an amendment to the Existing Credit Agreement in order to increase the maximum amount of cash dividends permitted to be made by Parent on its Capital Stock;

WHEREAS, the Administrative Agent and the Required Lenders are willing to amend the Existing Credit Agreement to provide for such increase;

WHEREAS, Section 14.02 permits amendments to the Existing Credit Agreement by an amendment in writing signed by the Borrower and the Required Lenders and the undersigned Lenders constitute Required Lenders; and

WHEREAS, the Borrower, Guarantors, Administrative Agent and Required Lenders executing this Amendment desire to amend certain of the terms and provisions of the Existing Agreement as set forth below effective as of the Effective Date (as defined below);

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.

AMENDMENTS.  The parties hereby agree to amend the Existing Credit Agreement as of the Effective Date (as defined below) as follows:

1.1

Amendments to Section 9.17: Restricted Payments.

Section 9.17 is hereby amended by deleting clause (d) and substituting therefor the following:

“(d)

so long as no Default or Event of Default has occurred and is continuing, (i) at the time of declaration thereof, cash dividends by Parent on any series of Capital Stock of Parent, provided that the aggregate amount of dividends does not exceed:  $2,500,000 during the last two Fiscal Quarters of Fiscal Year 2006 (taken as one period); $7,500,000 during Fiscal Year 2007; $8,000,000 during Fiscal Year 2008; $8,500,000 during Fiscal Year 2009; $9,000,000 during Fiscal Year 2010; $9,500,000 during Fiscal Year 2011; $10,000,000 during Fiscal Year 2012; and $7,500,000 during the first three Fiscal Quarters of Fiscal Year 2013 (taken as one period); and (ii) at the time of payment, cash payments by Parent to repurchase the Class A Shares of the Parent listed on the Toronto Stock Exchange, provided that the aggregate number of Class A Shares so repurchased does not exceed: 325,000 during the last two Fiscal Quarters of Fiscal Year 2006 (taken as one period); 650,000 during any Fiscal Year beginning with Fiscal Year 2007 and ending with Fiscal Year 2012; and 487,500 during the first three Fiscal Quarters of Fiscal Year 2013 (taken as one period); and”

SECTION 2.

BORROWER’S REPRESENTATIONS AND WARRANTIES

In order to induce the Required Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender under the Existing Credit Agreement that the following statements are true, correct and complete:

2.1

Incorporation of Representations and Warranties from Credit Agreement.

On and as of the date hereof and the Effective Date (as defined below), the representations and warranties contained in Article VI of the Existing Credit Agreement are and will be true, correct and complete with respect to this Amendment and the Amended Credit Agreement as if this Amendment and the Amended Credit Agreement were “Loan Documents” referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Article VI of the Existing Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

2.2

Absence of Default.

On and as of the date hereof and the Effective Date (as defined below), no event has occurred and is continuing that would constitute a Default or an Event of Default under the Existing Credit Agreement.

SECTION 3.

BORROWER ACKNOWLEDGEMENT

Each of the Borrower and each Guarantor on the signature pages hereto hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment.

SECTION 4.

MISCELLANEOUS

4.1

Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

(a)

On and after the Effective Date (as defined below), each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’“, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other applicable Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)

Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

(c)

The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Existing Credit Agreement or any of the other Loan Documents relating thereto.

4.2

Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy or by email PDF shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

4.3

GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.4

Effectiveness.

This Amendment shall become effective with respect to the Existing Credit Agreement upon (a) the execution of counterparts hereof by (i) the Required Lenders, (ii) the Borrower, (iii) each Guarantor and (iv) the Administrative Agent; (b) receipt by the Administrative Agent for the benefit of each Lender that executes and delivers a counterpart of this amendment on or prior to 12:00 P.M. EDT on July 24, 2007, of a fee equal to 0.05% of the sum of such Lender’s aggregate Commitments and the aggregate principal amount of the Loans owing to such Lender and (c) receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof (the date of satisfaction of such conditions being referred to herein as the “Effective Date”).

(signature pages follow)

NY12534:181153.6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

E.A. VINER INTERNATIONAL CO.

By:

“A.G. Lowenthal”
  Name:
 Title:

GUARANTORS:

OPPENHEIMER HOLDINGS INC.

By:

“A.G. Lowenthal”
  Name:
 Title:

VINER FINANCE INC.

By:

“A.G. Lowenthal”

Name:
 Title:

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By:  “Stephen P. King”
  Name: Vice-President
 Title:   Morgan Stanley Senior Funding, Inc.

LENDERS:

[LENDER]

By:

Name:
 Title:

NY12534:181153.6